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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                  June 20, 2003

                                 MOBILEPRO CORP.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    002-97869-D               87-0419571
 ----------------------------  -----------------------  -----------------------
  (State of Incorporation)         (Commission File           (IRS Employer
                                        Number)            Identification No.)

                          30 West Gude Drive, Suite 480
                              Rockville , MD 20850
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (301) 315-9040
                                 --------------
                         (Registrant's telephone number)




Item 5. Other Events.

On June 20, 2003, the Company announced in a press release that it entered into a Memorandum of Understanding with GBH telecom, LLC, a development stage company headquartered in Arlington, Virginia, under which it intends to acquire GBH telecom, LLC in a proposed tax-free exchange of stock. The projected closing date for the transaction is July 3, 2003. Under the terms of the MOU, upon completion of the proposed transaction, GBH shareholders will own the majority of the Company's issued and outstanding common stock and have voting control of the Company. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c) Exhibits.

     Exhibit No.
     -----------

     99.1            Press Release dated June 20, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       By:  /s/ Arne Dunhem
                                          ------------------------------------
                                          Arne Dunhem
                                          President and Chief Executive Officer
                                          MOBILEPRO CORP.
Date: June 20, 2003





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